UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2010

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 25, 2010, CONSOL Energy Inc. (the “Company”) entered into a Purchase Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the underwriters named therein (the “Underwriters”) with respect to the offering and sale of 38,500,000 shares of common of the Company, par value $0.01 per share, plus up to an additional 5,775,000 shares pursuant to the option granted to the Underwriters to cover over-allotments (the “Stock”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties.

The offering was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-151292, the “Registration Statement”). The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Report on Form 8-K as Exhibit 1.1. In addition, the Underwriting Agreement is incorporated by reference as an exhibit to the Registration Statement.

The Opinion and Consent of Buchanan Ingersoll & Rooney PC as to the validity of the shares of common stock offered and sold pursuant to the Registration Statement are each filed herewith and are each incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

Exhibit 1.1	Purchase Agreement dated March 25, among CONSOL Energy Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule A thereto.

Exhibit 5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the shares of common stock.

Exhibit 23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/S/ P. JEROME RICHEY
P. Jerome Richey
Executive Vice President Corporate Affairs, Chief Legal Officer & Secretary

Dated: March 30, 2010

Exhibit Index

Exhibit Number	Description of Exhibit

Exhibit 1.1	Purchase Agreement dated March 25, among CONSOL Energy Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule A thereto.

Exhibit 5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the shares of common stock.

Exhibit 23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1).